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UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2004

CATHAY GENERAL BANCORP
(Exact name of registrant as specified in its charter)

Delaware	0-18630	95-4274680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 North Broadway, Los Angeles, California 90012
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (213) 625-4700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

    (b) On November 18, 2004, George Ching, a Director and Vice Chairman of Cathay General Bancorp and its subsidiary, Cathay Bank, notified the Board of Directors that he will retire and resign from these positions effective January 1, 2005. By appointment of the Board of Directors, effective January 1, 2005, Mr. Ching will serve as a non-voting Director Emeritus and as a Vice Chairman Emeritus of Cathay General Bancorp and Cathay Bank and as a member of Cathay General Bancorp's Senior Advisory Board.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 19, 2004

CATHAY GENERAL BANCORP

By:  /s/ Heng W. Chen

       Heng W. Chen

       Executive Vice President and Chief

       Financial Officer